                                            SCHEDULE 14A
                                           (Rule 14a-101)
                               INFORMATION REQUIRED IN PROXY STATEMENT
                                      SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement                                   [ ]  Confidential, For Use of the
[X] Definitive Proxy Statement                                         Commission Only (as permitted
[ ] Definitive Additional Materials                                    by Rule 14a-6(e)(2))
[ ] Soliciting Material Under Rule 14a-12

                                 The St. Lawrence Seaway Corporation
                          ------------------------------------------------
                          (Name of Registrant as Specified In Its Charter)

                 -------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement if other than Registrant)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act Rule  0-11(a)(2)  and
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    filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                 THE ST. LAWRENCE SEAWAY CORPORATION
                                  320 N. Meridian Street, Suite 818
                                     Indianapolis, Indiana 46204
____________________________________________________________________________________________________

                              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    To Be Held December 10, 2003
____________________________________________________________________________________________________

To the Shareholders of
The St. Lawrence Seaway Corporation

         NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of The St. Lawrence Seaway
Corporation  (the  "Corporation")  will  be  held  Wednesday,   December  10,  2003  at  10:00  a.m.
(Indianapolis  Time) at the  Indianapolis  Athletic Club, 350 North Meridian  Street,  Indianapolis,
Indiana for the following purposes:

    1.  To elect four directors.

    2.  To transact such other business as may properly come before the meeting and any  adjournment or adjournments thereof.

         The Board of  Directors  has fixed the close of  business on October 31, 2003 as the record date for the  determination of shareholders  entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         Whether or not you plan to attend the annual meeting,  you are urged to complete,  date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                                     By Order of the Board of Directors,

                                                     /s/ Jack C. Brown
                                                     -----------------------------------------------
                                                     JACK C. BROWN,
                                                     Secretary

Dated:  November 7, 2003

____________________________________________________________________________________________________

                                 THE ST. LAWRENCE SEAWAY CORPORATION
                                        Indianapolis, Indiana

                                           PROXY STATEMENT
____________________________________________________________________________________________________

                                         GENERAL INFORMATION

USE OF PROXIES

         This Proxy  Statement is  furnished in  connection  with the  solicitation  by the Board of
Directors of The St. Lawrence Seaway  Corporation (the  "Corporation") of proxies to be voted at the
Annual  Meeting  of  Shareholders  to be held  on  Wednesday,  December  10,  2003,  at  10:00  a.m.
(Indianapolis  time) at the  Indianapolis  Athletic Club, 350 North Meridian  Street,  Indianapolis,
Indiana.  The Proxy  Statement and  accompanying  proxy card are being mailed to  shareholders on or about November 7, 2003.

         The principal  executive  offices of the Corporation are located at 320 N. Meridian Street,
Suite 818, Indianapolis, Indiana 46204.

         Each of the persons  named as proxies in the  accompanying  proxy card was  selected by the
Board of  Directors  and is a director  of the  Corporation.  Any proxy may be revoked by the person giving it at any time before it is  exercised by  delivering  to the  Secretary  of the  Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual  meeting and voting in person.  Shares  represented  by a proxy,  properly  executed  and returned to management, and not revoked, will be voted at the annual meeting.

         Shares will be voted in accordance  with the direction of the  shareholders as specified on the proxy. In the absence of directions,  the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available  for election by reason of death or other unexpected  occurrence,  such other substitute  nominee as the Board of Directors may propose).  Any other  matters  that may  properly  come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

         The Board of  Directors  has fixed the close of  business on October 31, 2003 as the record date for the  determination of shareholders  entitled to notice of and to vote at the annual meeting and any  adjournment or  adjournments  thereof.  As of October 31, 2003 the  Corporation had 393,735
shares of Common Stock  outstanding  and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business
Corporation  Law,  directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

                                                 1

                                        ELECTION OF DIRECTORS

         The Board of Directors  currently  consists of four members  whose terms will expire at the next annual  meeting of  shareholders  or when their  successors  are duly  elected  and  qualified.
Directors will be elected by a plurality of the votes cast at the annual meeting.

         Set forth in the  following  table are the names and ages of all  nominees  to the Board of
Directors,  all positions and offices with the Corporation  held by such persons,  the period during which they have served as members of the Board of Directors,  their business  experience,  and other directorships held by them in public companies.

                                                 Business Experience
Directors/Position                 Director      During Last Five Years;
  In Corporation          Age        Since       Other Directorships
------------------        ---      ---------     -------------------

Jack C. Brown             84         1959        Attorney at Law
Secretary                                        Indianapolis, Indiana since 1945.
                                                 No other directorships.

Joel M. Greenblatt        45         1993        Managing Partner of Gotham Capital III
Chairman of the Board                            L.P. ("Gotham") and its predecessors since 1985.
                                                 Gotham is a private investment partnership which
                                                 owns securities, equity interests, distressed debt,
                                                 trade claims and bonds, derivatives, and options
                                                 and warrants of issuers engaged in a variety of
                                                 businesses.  No other Directorships.

Daniel L. Nir             42         1993        Managing Partner of Gracie Capital, L.P.
President and Treasurer                          since December, 1998.  Manager of Sargeant Capital
                                                 Ventures, LLC since
                                                 December 1997.  Managing Partner of Gotham prior
                                                 thereto. No other Directorships.

Edward B. Grier III       45         1993        Partner of Gracie Capital, L.P. since January 1999;
                                                 Vice President of Gotham from 1992-1994 and a
                                                 limited partner of Gotham from  January 1, 1995
                                                 through December 31, 1998.  No other directorships.

BOARD OF DIRECTORS MEETINGS; COMMITTEES

         During the fiscal year ended March 31, 2003 the Board of Directors held no formal meetings.
Members of the Board  frequently  confer  informally in person and by telephone and also take formal action by written  consent.  The Board of Directors  believes  that this  procedure is sufficient to serve the current needs of the Corporation without undue expenses of frequent formal meetings.

                                                 2

         The  Board of  Directors  does not have any  standing  audit,  nominating  or  compensation committees or committees performing similar functions.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based  solely  on a  review  of  Forms 3 and 4 and  amendments  thereto,  furnished  to the
Corporation during the fiscal year ended March 31, 2003 and Forms 5 and amendments thereto furnished to the  Corporation  with respect to the fiscal year ended March 31, 2003,  no director,  officer or beneficial owner of more than 10% of the Corporation's  equity securities failed to file on a timely basis  reports  required by Section 16(a) of the Exchange Act during the fiscal year ended March 31,
2003.

REMUNERATION OF DIRECTORS AND OFFICERS

         Except as noted below,  neither the  Corporation's  Chief  Executive  Officer nor any other executive officers of the Corporation  (collectively the "Named Executives")  received salary, bonus or other annual  compensation  for rendering  services to the Company  during the fiscal years ended
March 31, 2003, 2002 and 2001. During each of the three fiscal years ended March 31, 2001, March 31,
2002, and March 31, 2003 the Corporation paid to Jack C. Brown,  Secretary and a Director, a monthly fee of $500 for administrative  services that he renders to the Corporation.  Such fee is on a month to month arrangement.

SUMMARY COMPENSATION TABLE

         As  permitted  by Item 402 of  Regulation  S-K,  the  Summary  Compensation  Table has been intentionally  omitted  as there  was no  compensation  awarded  to,  earned by or paid to the Named
Executives  which is required to be reported in such Table for any fiscal year covered  thereby.  In addition, no transactions between the Corporation and a third party where the primary purpose of the transaction  was to furnish  compensation to a Named Executive were entered into for any fiscal year covered thereby.

Option/SAR Grants in Fiscal Year Ended March 31, 2003

         No options or stock  appreciation  rights  were  granted in the fiscal year ended March 31,
2003.  On September  20,  2002,  the options  originally  granted to Mr. Brown on June 18, 1983 were amended by extending the expiration date thereof from September 21, 2002 to September 21, 2007.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
MARCH 31, 2003 AND FISCAL YEAR-END OPTION/SAR VALUES

         The  Corporation  has a stock option plan  originally  adopted by  shareholders on June 12,
1978, and revised and approved by shareholders  on June 13, 1983,  September 21, 1987 and August 28,
1992. The Corporation  currently has one outstanding Stock Option Agreement entered into pursuant to the stock option plan. The options granted thereunder expire on September 21, 2007.

                                                 3

         The following table summarizes  options  exercised during fiscal year 2003 and presents the value of  unexercised  options  held by Mr.  Brown at  fiscal  year  end.  There  are  currently  no outstanding stock appreciation rights.

                                                                            Value of Unexercised
                                              Number of Unexercised              In-the Money
                    Shares                       Options/SAR's                   Options/SAR's
                   Acquired      Value        At Fiscal Year-End             At Fiscal Year-End
Name              On Exercise   Realized   Exercisable  Unexercisable    Exercisable   Unexercisable
                       (#)        ($)         (#)           (#)              ($)           ($)
Joel M. Greenblatt      0          0           0             0                0             0
Daniel L. Nir           0          0           0             0                0             0
Edward B. Grier, III    0          0           0             0                0             0
Jack C. Brown           0          0        15,000           0              0(1)            0

(1) Based on the closing  sale price of $1.70 on April 3, 2003,  the date closest to the fiscal year end on which a trade occurred. The options have an exercise price of $3.00 per share.

LONG-TERM INCENTIVE PLANS - AWARDS IN FISCAL YEAR ENDED MARCH 31, 2003

         Not applicable.

COMPENSATION OF DIRECTORS

         Directors  of the  Corporation  receive  a fee of $100 for  each  meeting  of the  Board of
Directors which they attend plus  reimbursement for reasonable travel expense.  No fees were paid to
Directors for meetings in fiscal year 2003. As discussed  above,  during the fiscal year ended March
31, 2003, the Corporation  paid Jack C. Brown,  Secretary and a Director,  a monthly fee of $500 for administrative services that he renders to the Corporation.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

         The  Board of  Directors  does not have any  standing  audit,  nominating  or  compensation
committees  or  any  other  committees  performing  similar  functions.   Therefore,  there  are  no
relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 2003 required to be reported pursuant to Item 402(j) of Regulation S-K.

                                                 4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table sets forth as of the record date the  beneficial  share  ownership of persons who, to the knowledge of the  Corporation,  beneficially  owned as of the record date,  more than 5% of the  outstanding  shares of Common  Stock of the  Corporation,  and of each  director and executive officer, and of all officers and directors as a group.

Beneficial                                       Amount & Nature of                  Percent
  Owner                                         Beneficial Ownership                 of Class
---------                                       --------------------                 --------

The Windward Group, L.L.C.                           150,000(1)                        30.4%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Joel M. Greenblatt                                   150,000(2)                       30.4%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                                        150,000(2)                        30.4%
Gracie Capital
527 Madison Avenue, 11th Floor
New York, NY 10021

Jack C. Brown                                         20,456(3)                        5.00%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

Edward B. Grier III                                       --                              *
Gracie Capital
527 Madison Avenue, 11th Floor
New York, NY 10021

All directors and
officers as a group                                  170,456                           33.5%
(4 persons)

----------------------------
* Less than 1%.

(1) Includes 100,000 shares of Common Stock subject to a currently  exercisable  warrant expiring on
September  21, 2007 issued to the  Windward  Group  L.L.C.  pursuant  to a Warrant  Agreement  dated
September 24, 1986, and amended on July 6, 1992,  August 28, 1992,  September 15, 1997 and September
20, 2002.
(2) Includes 100,000 Shares subject to a currently  exercisable warrant issued to the Windward Group
L.L.C. pursuant to a Warrant Agreement dated September 24, 1986, and amended on July 6, 1992, August
28, 1992,  September  15, 1997 and September  20, 2002.  Ownership of Mr. Nir and Mr.  Greenblatt is
indirect as a result of their  membership  interest in The Windward  Group,  L.L.C.  Mr. Nir and Mr.
Greenblatt disclaim individual beneficial ownership of any Common Stock of the Corporation.
(3) Includes 15,000 shares subject to currently  exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 2007, with a per share exercise price of $3.00.

No other  person  or group  has  reported  that it is the  beneficial  owner of more  than 5% of the outstanding Common Stock of the Company.

                                                 5

THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A VOTE "FOR" EACH OF THE  NOMINEES TO THE BOARD OF
DIRECTORS.

                           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 25, 2002, the  Corporation  entered into a joint venture  agreement under which the
Corporation  provided development funding in an initial amount of $750,000 to a newly-formed private limited liability company, T3 Therapeutics,  LLC (the "Development Company") in exchange for a 12.5%
ownership interest in the Development  Company. The agreement provides for a follow-on investment of an additional $750,000 if certain preliminary FDA testing approvals are secured with a corresponding increase in the Corporation's  ownership state to 25% of the Development  Company.  Edward B. Grier,
Vice  President  and a  Director  of the  Corporation,  has  agreed  to serve  as the  Corporation's representative to the Development Company and has authority to act on the Corporation's  behalf with respect to the business and affairs of the Development Company. Mr. Grier has been granted an option by the Development  Company to purchase up to 25 Class B Units of the Development Company at a price per unit of $6,000.  The strike price of the option was calculated  based on the price per unit paid by the  Corporation.  Due to the nature of the  investment  and the  uncertainties  inherent  in the development  and  commercialization  of the  treatment  protocols  by the  Development  Company,  no meaningful  value can be assigned to the option.  The option was exercisable upon grant and expires, to the extent it has not been exercised or sooner terminated, on June 25, 2012. If Mr. Grier resigns voluntarily as the Corporation's  representative or is removed by the Corporation from that position without  cause,  the  option  shall  remain  exercisable  for a period  of one year from the date of resignation  or removal,  and then shall  terminate.  If Mr.  Grier  ceases to be the  Corporation's representative by reason of death or disability, the option shall remain exercisable for a period of six months following his death or disability,  and then shall terminate.  If Mr. Grier is removed as representative for cause, the option shall immediately  terminate.  In addition,  at the time of the
Corporation's  investment,  Mr.  Grier  purchased 25 Class A Units of the  Development  Company from existing unitholders for $150,000, or $6,000 per Class A Unit.

         On September 20, 2002, the Stock Warrant held by Windward Group, L.L.C. for the purchase of
100,000  shares of common stock at $3.00 per share,  which was to expire on September 21, 2002,  was extended  by the Board of  Directors  for an  additional  five  years,  such that it now  expires on
September 21, 2007. Mr. Nir and Mr. Greenblatt have membership  interests in the Windward Group, and therefore may be deemed to beneficially own the shares  underlying the Stock Warrant.  However,  Mr.
Nir and Mr. Greenblatt disclaim individual  beneficial  ownership of the shares underlying the Stock
Warrant.

                                                 6

                                             ACCOUNTANT

         The  Independent  Auditor for the  Corporation is the firm of Sallee & Company,  Inc. which have been the accountants for the Corporation since its inception.

         The following  aggregate  fees were billed to the  Corporation  for  professional  services rendered by its Independent Auditor during the fiscal year ended March 31, 2003:

Audit Fees:..................................................................... $16,300

Financial Information Systems Design and
Implementation Fees:.............................................................     --

All Other Non-Audit Fees:........................................................  5,600

         A representative of Sallee & Company,  Inc. is expected to be present at the annual meeting and will be provided  an  opportunity  to make a  statement  should he or she desire to do so and to respond to appropriate inquiries from the shareholders.

                                        SHAREHOLDER PROPOSALS

         If any shareholder of the Corporation  intends to present a proposal for  consideration  at the next  Annual  Meeting of  Shareholders  and wishes to have such  proposal  included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Corporation's  principal executive offices, 320 N. Meridian Street,
Suite 818,  Indianapolis,  Indiana 46204,  not later than July 11, 2004. If a shareholder  wishes to present a matter at the next Annual Meeting of Shareholders  but does not wish to have such proposal included in the proxy statement or form of proxy distributed by the Board of Directors,  notice must be received at the  Corporation's  principal  executive  offices not later than  September 23, 2004.
After that date, the proposal will be considered  untimely and the  Corporation's  proxies will have discretionary voting authority with respect to such matter.

                                            OTHER MATTERS

         The Board of Directors of the  Corporation  knows of no other  matters to be presented  for action at the  meeting.  If any other  matters  should  properly  come  before  the  meeting  or any adjournment  thereof,  such  matters  will be acted  upon by the  persons  named as  proxies  in the accompanying proxy according to their best judgment in the best interests of the Corporation.

         All  expenses of the  solicitation  of proxies will be paid by the  Corporation.  Officers,
Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls.  The Corporation may also reimburse  brokers and other persons holding stock in their  names or in names of their  nominees  for their  expenses  in  forwarding  proxies  and proxy material to the beneficial owners of the Corporation's stock.

         The Annual Report to Shareholders,  which contains financial  statements for the year ended
March 31, 2003 and other  information  concerning  the  operation  of the  Corporation,  is enclosed herewith, but is not to be regarded as proxy soliciting materials.

                                                 7

         Each shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope  provided  for that  purpose.  Prompt  response  is helpful  and your  cooperation  will be appreciated.

                                                     By Order of the Board of Directors,

..........                                            /s/ Jack C. Brown

                                                     JACK C. BROWN,
                                                     Secretary

DATED:  November 7, 2003

                                                 8

                                 THE ST. LAWRENCE SEAWAY CORPORATION
                Proxy for Annual Meeting of Shareholders to be Held December 10, 2003
                     THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned  appoints  Edward B. Grier and Jack C. Brown as Proxies,  and each of them, with full power of  substitution,  and hereby  authorizes  them to represent  and to vote all of the shares of Common Stock of The St.  Lawrence Seaway  Corporation  owned by the undersigned on October
31, 2003 at the Annual  Meeting of the  Shareholders  to be held on December  10,  2003,  and at any adjournment thereof, on the matters and in the manner specified below.

         When  properly  executed,  this Proxy will be voted in the  manner  directed  herein by the undersigned Shareholder. Unless otherwise specified, the shares will be voted FOR Item 1. The shares represented  by this  Proxy  will be voted with  respect  to Item 2 in the  discretion  of the proxy holders.

                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

     1.   The following nominees will be voted for as directors: Joel M. Greenblatt,  Daniel L. Nir,
          Jack C. Brown, Edward B. Grier.

                                           |_| FOR     |_| WITHHOLD

(INSTRUCTION:   To withhold authority for any individual nominee, write that nominee's name on the line provided below.)

                           ______________________________________________
                           (continued and to be signed on the other side)

     2.   In their discretion to vote upon such other business as may come before the meeting or any adjournment thereof.

              This proxy may be revoked at any time before it is exercised.

                                PLEASE SIGN EXACTLY AND AS FULLY AS SHOWN ON THIS PROXY CARD
                                When  shares  are held by joint  tenants,  both  should  sign.  When
                                signing   as    attorney,    executor,    administrator,    personal
                                representative,  trustee  or  guardian,  please  give full  title as such.  If a  corporation,  please  sign  in full  corporate  name by
                                President or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.

                                Dated:________________________________________________________, 2003

                                Signature __________________________________________________________

                                Signature if held jointly __________________________________________

IMPORTANT:  Please complete, sign, date and return this proxy promptly in the enclosed envelope.
            No postage is required if mailed in the United States.